Exhibit 99.1
Exhibit 99.1
The Differentiated Choice -- Position and Performance John R. Koelmel Chief Executive OfficerGregory W. NorwoodChief Financial Officer KBW Boston Bank ConferenceFebruary 29, 2012
This presentation contains forward-looking information for First Niagara Financial Group, Inc. Such information constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Safe Harbor Statement 2
Why Invest in First Niagara? Why Invest in First Niagara? 3

2011: Delivering on our Commitments

Financially	• Operating EPS increases 13%[1] year-over-year; consistent revenue growth • Organic commercial loan growth leading top quartile peers • Superior credit performance continues • Capital structure adequate for low-risk balance sheet
Operationally	• NewAlliance conversion and integration successfully completed • New product and service investments continue • Operational excellence is the focus during M&A pause • Commercial bank evolution continues; Dialog and relationship with new regulators constructive
Strategically	• Talent and culture investments driving brand value • Retail franchise driven by new leadership and key investments • HSBC branch acquisition accelerates key retail initiatives • Commercial business increasing specialty capabilities

[1] Operating EPS used in calculation. Operating EPS is a non-GAAP measure and excludes the merger and integration costs related to the acquisitions and other non-operating items. Refer to the Appendix for further details.

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Annual Operating Earnings1 Annual Operating Earnings1 Pre-Tax, Pre-Provision Operating Earnings1 1 Operating net income is a non-GAAP measure and excludes the merger and integration costs related to the acquisitions and other non-operating items. Refer to the Appendix for further details. the Appendix for further details. the Appendix for further details. Provision for credit losses Differentiated Performance Superior operating results 5
Operating Revenue Per Share 1 Net Operating Preprovision Earnings Per Share 2 1 Year Growth2011 vs. 2010 5 Year Growth2011 vs. 2006 Non-GAAP - Excludes gain/loss on sale of securities and nonrecurring revenue as classified by SNL.Non-GAAP - Excludes tax-effected goodwill impairment, nonrecurring revenue and expenses as classified by SNL and gain/loss on sale of securities.Refer to the Appendix for a list of peer banks. Differentiated Performance Superior earnings growth on a per share basis 3 Year Growth2011 vs. 2008 (CHART) (CHART) (CHART) (CHART) (CHART) (CHART) 6 Top-Line revenue driving operating earnings growth
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Positioned for Continuing Success Northeast Regional Footprint 8
Positioned for Continuing Success Winning with Talent U.S. banks and beyond 9
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What are we doing?Outperforming the very bestEight consecutive quarters of double-digit commercial loan growthGrowth across entire footprintHow are we doing it?Empowering regional leaders to drive growthSelecting quality, profitable clients within the bank's high credit standards Year-over-Year Organic Loan Growth Note: Peer growth rates normalized for bank acquisitions.Refer to the Appendix for a list of peer banks. Best-in-Class organic loan growth (CHART) 12
Recognized for Best-in-Class Service Eight #1 ratings in 2011 Greenwich Associates survey "I can trust this bank.""It delivers on what it promises.""It treats me with respect.""If a problem arises, I can count on a fair resolution.""I would recommend this bank to colleagues, friends and family in the future.""I'll continue using this bank for current services.""I would use this bank for additional services." Greenwich Associates -"Best in Class" is the highest observed score in each category for Corporate and Business Banking services. Peer group consists of 20 of the top 50 banks as listed in the Wall Street Journal (August 2011). 13
Conservative underwriting practices maintained with strong loan growthNo-boom no-bust markets moderate loss content Building reserves to support industry-leading organic growth engineAcquired loan book recorded at fair value Net Charge-Offs to Average Loans (%) Nonaccrual Loans to Total Loans (%) Source: SNL Financial. Note: FNFG legacy loans excludes acquired loans which are marked to fair value at acquisition.Refer to the Appendix for a list of peer banks. Superior Credit Quality is A Key Differentiator (CHART) (CHART) 14

Commercial Services Opportunity

- **Capitalize on commercial business scale**
  - Drive organic growth with proven, local talent
  - Infrastructure investments continue
  - Footprint provides ample opportunity for growth
- **Pursue growth through specialized banking capabilities**
  - Invest further in Healthcare capabilities
  - Leverage ABL opportunity further over broader markets/industries
  - Enhance leasing capability even more
- **Continue Capital Markets build-out**
  - Capacity to lead even more syndicated transactions
  - Facilitates acceleration of balance sheet rotation into loans
  - Leverage derivative products to further increase fee income

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Strong deposit fundamentals

Checking Account and Household Growth


25,000
20,000
15,000
10,000
5,000
-
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
New Checking Accounts
New Households

Deposits Per Branch


$51M
$58M
~$70M
2010
2011
Pro Forma with HSBC

- Customer acquisition key to increase competitive advantage
- Post-HSBC, #1 retail deposit market share position in our Upstate New York footprint
- Costs of deposits among the lowest in the industry
- Core checking account and household acquisition trends positive

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Access to Growth Markets Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Data : SNL FinancialNew Haven, Hartford and Springfield MSAsBuffalo, Rochester, Syracuse, and Albany MSAsIncludes Home Office deposits Positioned for Continuing Success Sizable markets with very desirable customer demographics 18

Retail Deposit Services Opportunity

- **Win with talent that knows the banking business**
  - Leadership team drives strategy change in 2011
  - Key product and distribution leaders redesigned product set
  - Customer service leadership team improves capabilities

- **Drive growth with strategy and investments**
  - Strategy driven by "Simple, Easy, Fast" customer perspective
  - Migration from thrift "sit and serve" to bank "sales and service" culture
  - HSBC further accelerates key initiatives

- **Increase market share across footprint**
  - Acquisitions provided footprint and scale for further investments
  - Restructuring, consolidations and de novo further enhances footprint
  - Organic growth opportunities remain abundant across footprint

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Consumer Loan Originations1 1 Residential Real Estate, Home Equity and Other Consumer; dollars in millions Consumer Lending Franchise New and Legacy Markets Driving Increased Originations Originations in Upstate, NY up 55% over 2010 despite traditionally sluggish economic growth in marketGrowing a strong presence in New England; originations up 9% annualized from 3Q to 4QConsistent originations in Pennsylvania markets 21

Recognized for Excellence in Small Business Service

Six #1 Small Business National Awards –

- *Overall Satisfaction*
- *Treasury Management Services*
- *Relationship Manager Performance*
- *Branch Satisfaction*
- *Treasury Management Product Capabilities*
- *Treasury Management Operations Accuracy*

And

- ***#1 Regional winner in Overall Satisfaction.***



Greenwich Associates -2011 Greenwich Excellence Awards for Small Business Banking

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Consumer Finance Opportunity

- **Win with talent that knows the business**
  - Top leader in place throughout 2011 driving strategy evolution
  - Recruited key product and distribution leaders
  - Average tenure of new leadership team is 30 years

- **Improved Service and Delivery capabilities**
  - Improving mortgage sales and servicing
  - New credit card processing and servicing platform
  - Improving customer information capabilities

- **Significant investments underway and planned**
  - Brand and product marketing driving even more growth
  - Product expansion underway -- indirect lending and small business
  - HSBC acquisition further accelerates credit card growth strategy

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Positioned for Continuing Success Consumer Finance Opportunity Residential Lending Penetration Leverage low rate environment to drive volumes and fee income Adding 20 additional mortgage bankers in 2012 to drive growth HSBC's strong relationship-based model to drive even better customer focus HSBC adds reach and capacity across upstate New York Indirect Auto Expansion Provides new customer and balance acquisition channel Hired experienced team with proven market knowledge Leverage existing infrastructure lowering start-up costs Expect first loan origination in 1Q12 Credit Card Acceleration HSBC will drive 10x increase in accounts New platform expands customer choice and capabilities Increases fee generation opportunity Marketing to promote debit & credit card usage 24
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26 HSBC Branch Acquisition Update HSBC Branch Acquisition Update December 2011 Raised $1.1B in debt & equity capital Strong investor interest January 2012 Finalized divestiture agreements with KEY, CBU and FISI Agreement to sell 64 branches, $3.8B in deposits and $0.7B in loans Net blended premium received of 4.2% February 2012 Branch consolidations finalized 35 locations to be consolidated with a nearby facility Protracted timing of consolidations to ensure smooth customer experience May 2012 May 18th Target date for closing NY State branch network to virtually double to 200 locations 1,200 employees to be on-boarded Already engaged with customer and employees
Focus for the next 18-24 months on running the business we have builtObjectives:Optimize performance and resultsValidate ability to integrate and operateAccelerate capital re-loadEnsure well-positioned for longer-term success M & A Pause 27
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Outlook Discussion

Macro-environment	• Despite hawkish Street view, Fed will err keeping rates low for a long time • Economic growth outlook remains weak as corroborated by Fed forecasts • Asset acquisition across all investor type is accelerating • Political and regulatory climate remains uncertain; impact unknown
Banking Sector	• Fed statement accelerates demand for investments incl. shorter-duration assets • Competition increasingly focused on NII and loan growth • While pricing remains rational today, trend lines are disconcerting • Political climate supportive of expanding “refinance-able” population (HAMP)
First Niagara	• Relationship model will continue to deliver industry-leading volume growth • Loan pipeline remains strong across all customer groups • Conservative credit culture will not “chase” weaker credit structures • Competition for asset acquisition and prepayments will pressure near-term NIM

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Why Invest in First Niagara?

- **Strong, high-quality and consistent earnings**
  - Predictable high-quality earnings stream
  - Top quartile earnings profile within peer group
- **Industry leading loan growth and credit quality**
  - Market share gains drive strong commercial loan growth and asset rotation
  - Superior credit differentiates the franchise
- **Positioned to win with the best team in the business**
  - Investments in talent and culture will further drive growth
  - Customer growth and operational efficiency is the team's focus during M&A pause
- **Focused on delivering strong customer growth**
  - Solid footprint in desirable markets; HSBC acquisition deepens market opportunity
  - New product offerings and enhancements will increase our market share

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The Differentiated Choice -- Position and Performance John R. Koelmel Chief Executive OfficerGregory W. NorwoodChief Financial Officer KBW Boston Bank ConferenceFebruary 29, 2012
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Positioned for Continuing Success
Leaders with Proven Experience -- Commercial Lending

	YEARS OF EXPERIENCE	PRIOR EXPERIENCE	RESPONSIBILITY
EVP, Commercial Banking Dan Cantara	30	Public Accounting	Drive Strategic Direction and Credit Culture
Enterprise Banking Leader, New England Regional President Dave Ring	30	Wells Fargo, Wachovia, NatWest, People's United	Co-Chair Senior Loan Committee, Direct Lending Across All Regions
Upstate NY Regional President Peter Cosgrove	31	Troy Savings Bank	Drive Commercial Lending Sales and Service in Each of Their Respective Regions
Western PA Regional President Todd Moules	24	National City	
Eastern PA Regional President Bob Kane	32	PNC	
Managing Director, Specialized Banking Buford Sears	33	Citizens & Southern, M&T	Direct Specialized Lending Business Units
Senior Director, CRE Greg Gilroy	29	Bank of America, HSBC	Direct CRE Lending Across The Franchise
Line of Business Manager - Healthcare Matthew Huber	25	Key, M&T Bank	Healthcare Lending
Managing Director, Financial Services Thomas Saunders	27	Chemical Bank, Brown Brothers Harriman & Co., BONY - Mellon	Financial Services Group
Managing Director, Capital Markets Diego Tobon	24	National City, PNC	Direct Capital Markets Business
Commercial Leadership Team	***Average 29 years of experience***	***Experience from eight commercial and regional banks***	***Consistent, Significant Growth***

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Positioned for Continuing Success Leaders with Proven Experience - Retail Deposit Services 34 Average 25 years of experience
Positioned for Continuing Success Leaders with Proven Experience - Consumer Finance 35 Average 30 years of experience
36 Benchmarking Peer Group (1) (1) Peer group represents commercial banks with total assets between $20 -$100 billion with similar business models.
Non-GAAP Measures - This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). The Company believes that these non-GAAP financial measures provide a meaningful comparison of the underlying operational performance of the Company, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. In addition, the Company believes the exclusion of these non-operating items enables management to perform a more effective evaluation and comparison of the Company's results and to assess performance in relation to the Company's ongoing operations. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP disclosures are used in this presentation, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial member, can be found in this Appendix. 37 GAAP to Non-GAAP Reconciliation
38 GAAP to Non-GAAP Reconciliation